EXHIBIT 10.16

                         NOTICE OF ELECTION AND CONSENT
                                       OF
                 HOLDERS OF SERIES A REDEEMABLE PREFERRED STOCK

     Each of the undersigned holders (each of whom is hereinafter referred to as a "Holder" and all of whom collectively are hereinafter referred to as "Holders") of Series A Redeemable Preferred Stock ("Series A Shares") of Transeastern Properties, Inc., a Florida corporation (the "Company"), understands that Cruttenden Roth Incorporated (the "Managing Underwriter") and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by the Managing Underwriter and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company and that the Underwriters propose to reoffer the Shares to the public (the "Public Offering").

     This Notice of Election and Consent (the "Consent") relates to actions to be taken by Holders in connection with the proposed Public Offering including:

            (a) Notification to the Company by holders of Warrants to purchase Common Stock issued in conjunction with the issuance and sale of the Series A Shares (the "Warrants") of their intent to exercise the Warrants in full and to include a portion of the shares of Common Stock issued upon exercise of the Warrants in the Public Offering;

            (b) The termination of certain agreements which were entered into at the time of the purchase of the Series A Shares and Warrants;

            (c) Appointment of David F. Eisner and Gerardo M. Balboni II, as proxies to vote all Series A Shares registered in the name of each Holder at any meeting at, or any action for which shareholder approval or consent is taken to approve the Specified Charter Amendments (as defined below) and the Plan (as defined below);

            (d) The execution of a Registration Rights Agreement in substantially the form of EXHIBIT A hereto; and

            (e) An Agreement to "lock up" shares of Common Stock after the Public Offering.

         In addition, in all cases, to the extent that any Holder has a right to vote on any of the actions set forth herein or to receive notice of such actions, this Consent will act as the authorization and consent of each Holder of such actions and as a waiver of such notice.

         ITEM 1. REQUEST TO INCLUDE SHARES IN THE REGISTRATION AND PUBLIC
OFFERING

         Each Holder hereby notifies the Company that such Holder intends to exercise, in full, the Warrant held by such Holder, the exercise to be effective immediately prior to the effective date of the Registration Statement (as defined below), and does hereby request that the Managing Underwriter include the number of shares of Common Stock (giving effect to the 8.2 for 1 stock split) issued upon exercise of the Warrant set forth adjacent to the signature of such Holder in the registration and the Public Offering (such number of shares with respect to each undersigned to this Consent are the "Requested Shares"). Each Holder acknow edges that shareholders selling shares of Common Stock in the Public Offering will be required to sign certain agreements for the benefit of the Underwriters. Each Holder may withdraw some or all of the Requested Shares as to which registration is requested at any time prior to the effective date of the Registration Statement on Form S-1 filed by the Company in connection with the Public Offering (the "Registration Statement") without penalty or obligation to the Company. If a limitation in the number of shares of Common Stock to be sold by selling shareholders in the Public Offering is required in the judgment of the Underwriters, the limitation shall be borne by all selling shareholders pro-rata. Each Holder waives any right: (a) to exclude from the Public Offering shares of Common Stock held by any other person (other than as set forth in this Item 1) and (b) to include a pro rata number of shares in the Underwriters' Over Allotment Option, EXCEPT that if the Underwriters elect to exercise the Underwriters' Over Allotment Option, the Holders, in the aggregate, shall be entitled to sell to the Underwriters 10% of the total number of shares purchased by the Underwriters pursuant to the Underwriters' Over Allotment Option. Except as set forth in this
Item 1, each Holder hereby waives all registration rights it may have with respect to the Company's securities. The Company acknowledges that the Company will pay all Registration Expenses, (as such term is defined in the Shareholders Agreement which is as defined below) and the Holders acknowledge that the Holders shall pay the Selling Expenses (as such term is defined in the Shareholders Agreement) attributable to the shares of Common Stock sold by the Holders in the Public Offering.

         ITEM 2. TERMINATION OF CERTAIN AGREEMENTS

         Each Holder by affixing his, her or its signature to this Consent, consents to and agrees that each of (a) the Series A Redeemable Preferred Stock and Warrant Purchase Agreement dated June 2, 1993, by and among the Company, the Holders, and Arthur J. Falcone and Marcy Falcone, Edward W. Falcone and Diana Falcone, and Philip Cucci, Jr. and Linda Cucci (the "Purchase Agreement"), and
(b) the Shareholders Agreement dated June 2, 1993, by and among the Company, the Holders, and Arthur J. Falcone and Marcy Falcone, Edward W. Falcone and Diana Falcone, and Philip Cucci, Jr. and Linda Cucci (the "Shareholders Agreement") contain provisions which, at the closing of the Public Offering, would no longer be in the best interest of the Company and are no longer desired by the Holder. Accordingly, each Holder agrees to the termination and cancellation of each of the Purchase Agreement and the Shareholders Agreement, with such cancellation to be effective, without any further action by the Company or any Holder, immediately prior to the effective date of the Registration Statement.

         ITEM 3. LOCK UP AGREEMENT

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, each Holder hereby irrevocably agrees that without the prior written consent of Cruttenden Roth Incorporated (which consent may be withheld in its sole discretion) such Holder will not sell, offer to sell, solicit an offer to buy, contract to sell, loan, pledge, grant any option to purchase, exercise a warrant or option to purchase, shares of Common Stock or otherwise exercise, transfer, or dispose of (collectively, a "Disposition"), any other securities convertible into or exercisable or exchangeable for Common Stock (collectively, "Securities"), now owned or hereafter acquired by such Holder or with respect to which such Holder has or hereafter acquires the power of disposition, for a period of 180 days after the date of the final Prospectus relating to the Public Offering of the Shares to the public by the Underwriters (the "Lock-Up Period"). The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to, or which may reasonably be expected to lead to or result in Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than such Holder. Such prohibited hedging, pledge or other transactions would include without limitation, any short sale (whether or not against the box), any pledge of Securities covering an obligation that matures, or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

         Not withstanding the foregoing, each Holder may (a) exercise (on a cash or cashless basis, whether in a traditional cashless exercise or in a "brokers" cashless exercise) options to purchase Common Stock outstanding on the date hereof, it being understood, however, that the shares of Common Stock received (net of shares sold by or on behalf of such Holder in a "brokers" cashless exercise or shares delivered to the Company in a traditional cashless exercise thereof) by such Holder upon exercise thereof shall be subject to the terms of this Item 3 of this Consent, (b) transfer shares of Common Stock or Securities during such Holder's lifetime by bona fide gift or upon death by will or intestacy, provided that any transferee agrees to be bound by the terms of Item 3 of this Consent, and (c) transfer or otherwise dispose of shares of Common Stock or Securities as a distribution to limited partners or shareholders of such Holder, provided that the distributees thereof agree to be bound by the terms of Item 3 of this Consent.

         Each Holder understands that the Underwriters will rely upon the representations set forth in this Lock-Up Agreement in proceeding with the Public Offering. Each Holder agrees that the successors, assigns, heirs, personal and legal representatives of such Holder, shall be bound by this Agreement. Furthermore, each Holder hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the such Holder except in compliance with this Lock-Up Agreement.

         It is understood that, if the Underwriting Agreement does not become effective prior to December 31, 1996 (the "Expiration Date"), or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the obligations under Item 3 of this Consent shall automatically terminate and be of no further force and effect.

         ITEM 4. WAIVER OF NOTICE

         Each Holder, by affixing his, her or its signature to this Consent, hereby waives advance notice of all actions described in this Consent required under any of the Purchase Agreement, the Shareholders Agreement, the Warrants, the Company's Amended and Restated Articles of Incorporation, and the Company's Bylaws.

         ITEM 5. WAIVER OF DEFAULTS UNDER THE COMPANY AGREEMENTS AND WARRANTS

         Each Holder by affixing his, her or its signature to this Consent, hereby waives any and all defaults by the Company under the Purchase Agreement, the Shareholders Agreement, the Company's Amended and Restated Articles of Incorporation, the Company's Bylaws, and the Warrants held by each Holder. Each Holder acknowledges that all dividends in respect of Series A Redeemable Preferred Shares due and payable on or before the date hereof have been paid, and that all anti-dilution adjustments which have accrued on or before the date hereof have been made, and to the extent not made, are hereby waived.

         ITEM 6. CASHLESS EXERCISE OF WARRANTS

         In consideration of the execution and delivery of this Consent, the Company hereby agrees that each Holder may exercise the Warrant held by such Holder, by a cashless exercise to permit "tacking" of the holding period of the Warrants to the shares of Common Stock issued upon exercise of the Warrants. The exercise will be effective immediately prior to the effective date of the Registration Statement. The exercise price shall be paid by a reduction of the number of shares of Common Stock issued upon exercise of each Warrant. The number of shares to be retained by the Company in payment of the exercise price shall be equal to the quotient of (x) the entire price of $.01 MULTIPLIED BY the stated number of shares issuable upon exercise of such Warrant DIVIDED BY (y) $10.00. Subject to receipt of the opinion specified in the following sentence, at the closing of the Public Offering the Company will deliver certificates evidencing the shares of Common Stock issued upon exercise of the Warrants without the legend required by (a) Section 6.2 of the Shareholders Agreement,
(b) Section 2 of the Registration Rights Agreement (as defined below), or (c) the legend required by Section 8 of the Warrant. Counsel to the Holders will deliver an opinion of counsel to the Company to the effect that such legends are not required by the Securities Act of 1933.

         ITEM 7. ADOPTION OF STOCK OPTION PLAN

         The Company plans to establish a stock option plan (the "Plan") in preparation of the Public Offering. The Plan will become effective upon its adoption by the Company's Board of Directors and shareholders, provided that any options granted thereunder shall not vest until the closing of the Public Offering. Subject to the closing of the Public Offering on or before the Expiration Date, each Holder hereby waives: (a) the 10,000 share limitation provided in Section 6.17 of the Purchase Agreement relating to the number of shares which may be issued upon exercise of stock options, (b) all anti-dilution adjustments under the

Warrants relating to the establishment of the Plan, (c) the grant of all options thereunder, including the grant of options which do not conform to the requirements of Section 6.17 of the Purchase Agreement, and (d) any preemptive rights that might arise under the Shareholders Agreement or otherwise with respect to the grant or exercise of any options under the Plan, the establishment of the Plan, and the reservation of shares for issuance upon exercise of options granted under the Plan.

         ITEM 8. PROXY TO APPROVE SPECIFIED CHARTER AMENDMENTS AND STOCK OPTION PLAN

         Each Holder does hereby make, constitute, and appoint, David F. Eisner and Gerardo M. Balboni II, or either of them as agent and proxy of each Holder, with full power of substitution in the premises, to vote and exercise all consensual and voting rights with respect to all shares of Series A Shares of the Company registered in the name of each Holder on the stock transfer books of the Company, at each meeting of shareholders and to execute any written consent of shareholders of the Company, with all power which the Holders would possess if personally present, PROVIDED HOWEVER, that the matters for which this proxy is valid are strictly limited to (a) approval of the Specified Charter Amendments and (b) the approval of the Plan, and PROVIDED FURTHER that the effectiveness of the approval of the Specified Charter Amendments and the Plan shall be conditioned upon the closing of the Public Offering on or before the Expiration Date, and resolutions shall provide that if the Public Offering is not closed on or before the Expiration Date, that any actions which were approved by this proxy shall be null and void and of no force and effect. As used herein, the term "Specified Charter Amendments" means, any amendment to the Articles of Incorporation or Bylaws of the Company adopted in connection with the Public Offering that (a) effects any stock split (provided that the number of shares issuable upon exercise of the Warrants is adjusted to reflect the stock split), (b) removes the existing Series A Redeemable Preferred Stock and authorizes additional shares of blank check preferred stock, (c) provides for exculpation or indemnification of directors, (d) authorizes a staggered board of directors, (e) increases the number of authorized shares, (f) requires advance notice for the nomination of directors, (g) provides for limitations on the rights of shareholders to call shareholder meetings, (h) authorizes a name change of the Company, (i) authorizes amended and restated B the Articles of Incorporation or Bylaws that do not otherwise adversely affect the rights of the Holders.

         This Proxy shall terminate upon the first to occur of (a) the closing of the Public Offering, or (b) the Expiration Date. Each Holder hereby revokes any proxy or proxies heretofore given to vote such shares of Series A Redeemable Preferred Stock. Each Holder further agrees, until the first to occur of the closing of the Public Offering or the Expiration Date, to vote, or provide a consent with respect to, his, her or its shares of Series A Redeemable Preferred Stock in favor of the Specified Charter Amendments and the Plan and the Restated Bylaws.

         ITEM 9. REGISTRATION RIGHTS AGREEMENT

         The signature pages to this Consent shall act as the signature pages of the Holders to the Registration Rights Agreement in substantially the form of EXHIBIT A hereto, together with such changes as may be approved by Balboni Ashley & Schoenberg LLC, counsel to the Holders.

         This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same Consent.

         IN THE EVENT THE PUBLIC OFFERING DOES NOT CLOSE BEFORE THE EXPIRATION DATE, THE SERIES A PREFERRED STOCK SHALL REMAIN OUTSTANDING; THE COMPANY SHALL REISSUE THE WARRANTS EXERCISED IN ITEM 1 OF THIS CONSENT (AGAINST DELIVERY OF ALL COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANTS); ALL TERMINATIONS AND CANCELLATIONS IN ITEM 2 OF THIS CONSENT SHALL BE NULL AND VOID; AND ALL WAIVERS IN ITEM 5 OF THIS CONSENT SHALL BE NULL AND VOID. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS CONSENT, THE HOLDERS OF WARRANTS SHALL BE PLACED IN THE SAME POSITION WITH RESPECT TO ANTI-DILUTION RIGHTS AS THEY HAD BEFORE THE REGISTRATION STATEMENT AND CONTEMPLATION OF THE PUBLIC OFFERING.

         IN WITNESS WHEREOF, the Company and the Holders hereunto set their hands as of the 30th day of August, 1996.

                                        TRANSEASTERN PROPERTIES OF SOUTH
                                        FLORIDA, INC.

                                        By:

                                           Edward W. Falcone, Executive Vice
                                        President

                      [SIGNATURE PAGES OF HOLDERS ATTACHED]

                SIGNATURE PAGE TO NOTICE OF ELECTION AND CONSENT

   Requested Shares                SHAREHOLDER

        18,000                   Christopher Allick


         5,143                   Andrew Whittaker


        10,283                   David F. Eisner


         5,143                   David J. Losito


        51,431                   Richard A. Handler, Trustee of the Handler
                                 Family Trust

                         NOTICE OF ELECTION AND CONSENT
                                       OF
                 HOLDERS OF SERIES B REDEEMABLE PREFERRED STOCK

         Each of the undersigned holders (each of whom is hereinafter referred to as a "Holder" and all of whom collectively are hereinafter referred to as "Holders") of Series B Redeemable Preferred Stock ("Series B Shares") of Transeastern Properties, Inc., a Florida corporation (the "Company"), understands that Cruttenden Roth Incorporated (the "Representative") and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by the Representative and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company and that the Underwriters propose to reoffer the Shares to the public (the "Public Offering").

         This Notice of Election and Consent (the "Consent") relates to actions to be taken by Holders in connection with the proposed Public Offering including:

            (a) Notification to the Company by holders of Warrants to purchase Common Stock issued in conjunction with the issuance and sale of the Series B Shares (the "Warrants") of their intent to exercise the Warrants in full and to include a portion of the shares of Common Stock issued upon exercise of the Warrants in the Public Offering;

            (b) The termination of certain agreements which were entered into at the time of the purchase of the Series B Shares and Warrants;

            (c) Appointment of Edward W. Falcone and Gerardo M. Balboni II, as proxies to vote all Series B Shares registered in the name of each Holder at any meeting at, or any action for which shareholder approval or consent is taken to approve the Specified Charter Amendments (as defined below) and the Plan (as defined below);

            (d) The execution of a Registration Rights Agreement in substantially the form of EXHIBIT A hereto; and

            (e) An Agreement to "lock up" shares of Common Stock after the Public Offering.

         In addition, in all cases, to the extent that any Holder has a right to vote on any of the actions set forth herein or to receive notice of such actions, this Consent will act as the authorization and consent of each Holder of such actions and as a waiver of such notice.

         ITEM 1. REQUEST TO INCLUDE SHARES IN THE REGISTRATION AND PUBLIC
OFFERING

         Each Holder hereby notifies the Company that such Holder intends to exercise, in full, the Warrant(s) held by such Holder, the exercise to be effective immediately prior to the effective date of the Registration Statement on Form S-1 filed by the Company in connection with the Public Offering (the "Registration Statement"), and does hereby request that the Representative include the number of shares of Common Stock (giving effect to the 8.2 for 1 stock split) issuable upon exercise of the Warrant (s) held by such Holder set forth adjacent to the signature of such Holder in the registration and the Public Offering (such number of shares with respect to each undersigned to this Consent are the "Requested Shares"). In the event a Holder is the holder of more than one Warrant, such Holder requests that the Requested Shares be the shares issued upon exercise of the oldest warrant first. Each Holder acknowledges that shareholders selling shares of Common Stock in the Public Offering will be required to sign certain agreements for the benefit of the Underwriters. If a limitation in the number of shares of Common Stock to be sold by selling shareholders in the Public Offering is required in the judgment of the Underwriters, the limitation shall be borne by all selling shareholders pro-rata. Each Holder waives any right: (a) to exclude from the Public Offering shares of Common Stock held by any other person (other than as set forth in this Item 1) and (b) to include any shares in the Underwriters' Over Allotment Option. Except as set forth in this Item 1, each Holder hereby waives all registration rights it may have with respect to the Company's securities. The Company acknowledges that the Company will pay all Registration Expenses, (as such term is defined in the Purchase Agreement which is as defined below) and the Holders acknowledge that the Holders shall pay the Selling Expenses (as such term is defined in the Purchase Agreement) attributable to the shares of Common Stock sold by the Holders in the Public Offering.

         ITEM 2. TERMINATION OF CERTAIN AGREEMENTS

         Each Holder by affixing his, her or its signature to this Consent, consents to and agrees that the Series B Redeemable Preferred Stock and Warrant Purchase Agreement dated December 6, 1994, by and among the Company, the Holders, and Arthur J. Falcone, Edward W. Falcone, and Philip Cucci, Jr. (the "Purchase Agreement) contains provisions which, at the closing of the Public Offering, would no longer be in the best interest of the Company and are no longer desired by the Holder. Accordingly, each Holder agrees to the termination and cancellation of the Purchase Agreement with such cancellation to be effective without any further action by the Company or any Holder, immediately prior to the effective date of the Registration Statement.

         ITEM 3. LOCK UP AGREEMENT

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, each Holder hereby irrevocably agrees that without the prior written consent of Cruttenden Roth Incorporated (which consent may be withheld in its sole discretion) such Holder will not sell, offer to sell, solicit an offer to buy, contract to sell, loan, pledge, grant any option to purchase, exercise a warrant or option to purchase, shares of Common Stock or otherwise exercise, transfer, or dispose of (collectively, a "Disposition"), any other securities convertible into or exercisable or exchangeable for Common Stock (collectively, "Securities"), now owned or hereafter acquired by such Holder or with respect to which such Holder has or hereafter acquires the power of disposition, for a period of 180 days after the date of the final Prospectus relating to the Public Offering of the Shares to the public by the Underwriters (the "Lock-Up Period"). The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to, or which may reasonably be expected to lead to or result in Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than such Holder. Such prohibited hedging, pledge or other transactions would include without limitation, any short sale (whether or not against the box), any pledge of Securities covering an obligation that matures, or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

         Not withstanding the foregoing, each Holder may (a) exercise (on a cash or cashless basis, whether in a traditional cashless exercise or in a "brokers" cashless exercise) options to purchase Common Stock outstanding on the date hereof, it being understood, however, that the shares of Common Stock received (net of shares sold by or on behalf of such Holder in a "brokers" cashless exercise or shares delivered to the Company in a traditional cashless exercise thereof) by such Holder upon exercise thereof shall be subject to the terms of this Item 3 of this Consent, (b) transfer shares of Common Stock or Securities during such Holder's lifetime by bona fide gift or upon death by will or intestacy, provided that any transferee agrees to be bound by the terms of Item 3 of this Consent, and (c) transfer or otherwise dispose of shares of Common Stock or Securities as a distribution to limited partners or shareholders of such Holder, provided that the distributees thereof agree to be bound by the terms of Item 3 of this Consent.

         Each Holder understands that the Underwriters will rely upon the representations set forth in this Lock-Up Agreement in proceeding with the Public Offering. Each Holder agrees that the successors, assigns, heirs, personal and legal representatives of such Holder, shall be bound by this Agreement. Furthermore, each Holder hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the such Holder except in compliance with this Lock-Up Agreement.

         It is understood that, if the Underwriting Agreement does not become effective prior to December 31, 1996 (the "Expiration Date"), or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the obligations under Item 3 of this Consent shall automatically terminate and be of no further force and effect.

         ITEM 4. WAIVER OF NOTICE

         Each Holder, by affixing his, her or its signature to this Consent, hereby waives advance notice of all actions described in this Consent required under any of the Purchase Agreement, the Warrants, the Company's Amended and Restated Articles of Incorporation, and the Company's Bylaws.

         ITEM 5. WAIVER OF DEFAULTS UNDER THE COMPANY AGREEMENTS AND WARRANTS

         Each Holder by affixing his, her or its signature to this Consent, hereby waives any and all defaults by the Company under the Purchase Agreement, the Company's Amended and Restated Articles of Incorporation, the Company's Bylaws, and the Warrants held by each Holder. Each Holder acknowledges that all dividends in respect of Series B Shares due and payable on or before the date hereof have been paid, and that all anti-dilution adjustments which have accrued on or before the date hereof have been made, and to the extent not made, are hereby waived.

         ITEM 6. CASHLESS EXERCISE OF WARRANTS

         In consideration of the execution and delivery of this Consent, the Company hereby agrees that each Holder may exercise the Warrant held by such Holder, by a cashless exercise to permit "tacking" of the holding period of the Warrants to the shares of Common Stock issued upon exercise of the Warrants. The exercise will be effective immediately prior to the effective date of the Registration Statement. The exercise price shall be paid by a reduction of the number of shares of Common Stock issued upon exercise of each Warrant. The number of shares to be retained by the Company in payment of the exercise price shall be equal to the quotient of (x) the entire price of $.01 MULTIPLIED BY the stated number of shares issuable upon exercise of such Warrant DIVIDED BY (y) $10.00. At the closing of the Public Offering the Company will deliver certificates evidencing the shares of Common Stock issued upon exercise of the Warrants with the legend required by Section 7.2 of the Warrant.

         ITEM 7. ADOPTION OF STOCK OPTION PLAN

         The Company plans to establish a stock option plan (the "Plan") in preparation of the Public Offering. The Plan will become effective upon its adoption by the Company's Board of Directors and shareholders, provided that any options granted thereunder shall not vest until the closing of the Public Offering. Subject to the closing of the Public Offering on or before the Expiration Date, each Holder hereby waives: (a) the 10,000 share limitation provided in Section 6.14 of the Purchase Agreement relating to the number of shares which may be issued upon exercise of stock options; (b) all anti-dilution adjustments under the Warrants relating to the establishment of the Plan; and
(c) the grant of all options thereunder, including the grant of options which do not conform to the requirements of Section 6.14 of the Purchase Agreement.

         ITEM 8. PROXY TO APPROVE SPECIFIED CHARTER AMENDMENTS AND STOCK OPTION PLAN

         Each Holder does hereby make, constitute, and appoint, Edward W. Falcone and Gerardo M. Balboni II, as agent and proxy of each Holder, with full power of substitution in the premises, to vote and exercise all consensual and voting rights with respect to all shares of Series B Shares of the Company registered in the name of each Holder on the stock transfer books of the Company, at each meeting of shareholders and to execute any written consent of shareholders of the Company, with all power which the Holders would possess if personally present, PROVIDED HOWEVER, that the matters for which this proxy is valid are strictly limited to (a) approval of the Specified Charter Amendments and (b) the approval of the Plan, and PROVIDED FURTHER that the effectiveness of the approval of the Specified Charter Amendments and the Plan shall be conditioned upon the closing of the Public Offering on or before the Expiration Date, and resolutions shall provide that if the Public Offering is not closed on or before the Expiration Date, that any actions which were approved by this proxy shall be null and void and of no force and effect. As used herein, the term "Specified Charter Amendments" means, any amendment to the Articles of Incorporation or Bylaws of the Company adopted in connection with the Public Offering that (a) effects any stock split (provided that the number of shares issuable upon exercise of the Warrants is adjusted to reflect the stock split),
(b) removes the existing Series B Redeemable Preferred Stock and authorizes additional shares of blank check preferred stock, (c) provides for exculpation or indemnification of directors, (d) authorizes a staggered board of directors,
(e) increases the number of authorized shares, (f) requires advance notice for the nomination of directors, (g) provides for limitations on the rights of shareholders to call shareholder meetings, (h) authorizes a name change of the Company, (i) authorizes amended and restated Bylaws, or (j), authorincorporation or Bylaws that do not otherwise adversely affect the rights of the Holders.

         This Proxy shall terminate upon the first to occur of (a) the closing of the Public Offering, or (b) the Expiration Date. Each Holder hereby revokes any proxy or proxies heretofore given to vote such shares of Series B Redeemable Preferred Stock. Each Holder further agrees, until the first to occur of the closing of the Public Offering or the Expiration Date, to vote, or provide a consent with respect to, his, her or its shares of Series B Redeemable Preferred Stock in favor of the Specified Charter Amendments and the Plan and the Restated Bylaws.

         ITEM 9. REGISTRATION RIGHTS AGREEMENT

         The signature pages to this Consent shall act as the signature pages of the Holders to the Registration Rights Agreement in substantially the form of EXHIBIT A hereto, together with such changes as may be approved by Balboni Ashley & Schoenberg LLC, counsel to the Holders.

         This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same Consent.

         IN THE EVENT THE PUBLIC OFFERING DOES NOT CLOSE BEFORE THE EXPIRATION DATE, THE SERIES B PREFERRED STOCK SHALL REMAIN OUTSTANDING; THE COMPANY SHALL REISSUE THE WARRANTS EXERCISED IN ITEM 1 OF THIS CONSENT (AGAINST DELIVERY OF ALL COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANTS); ALL TERMINATIONS AND CANCELLATIONS IN ITEM 2 OF THIS CONSENT SHALL BE NULL AND VOID; AND ALL WAIVERS IN ITEM 5 OF THIS CONSENT SHALL BE NULL AND VOID. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS CONSENT, THE HOLDERS OF WARRANTS SHALL BE PLACED IN THE SAME POSITION WITH RESPECT TO ANTI-DILUTION RIGHTS AS THEY HAD BEFORE THE REGISTRATION STATEMENT AND CONTEMPLATION OF THE PUBLIC OFFERING.

         IN WITNESS WHEREOF, the Company and the Holders hereunto set their hands as of the 12th day of September, 1996.

                                        TRANSEASTERN PROPERTIES, INC.

                                        By:

                                             Edward W. Falcone, Executive Vice
                                        President

                      [SIGNATURE PAGES OF HOLDERS ATTACHED]

                SIGNATURE PAGE TO NOTICE OF ELECTION AND CONSENT

   REQUESTED SHARES                     SHAREHOLDER


          1,162                         ---------------------------------
                                        Daniel Andreacci

         18,579                         Brancaleone Family Partnership

                                        By:
                                           ------------------------------
                                        Jesse Brancaleone, Managing Partner


         11,611                         ---------------------------------
                                        Albert Bruno


          1,162                         ---------------------------------
                                        Les Campbell


         30,000                         ---------------------------------
                                        Anthony Ciabattoni


          1,392                         ---------------------------------
                                        Phillip J. Ciabattoni

          1,162                         ---------------------------------
                                        Otto Claricurzio

          4,645                         ---------------------------------
                                        Audrey Cohen

          1,162                         ---------------------------------
                                        Neil Eisner

                SIGNATURE PAGE TO NOTICE OF ELECTION AND CONSENT


         19,266                             ----------------------------------
                                            Robert J. Falcone, Trustee of the
                                            Robert J. Falcone Revocable Living
                                            Trust DTD September 1, 1993


          6,967                             -----------------------------------
                                            Kenneth Ginsberg


          2,322                             -----------------------------------
                                            David. W. Gove


          1,162                             -----------------------------------
                                            Larry T. Nicholson

          2,787                             Bruce and Kim Phillips JTWRS

                                            -----------------------------------
                                            Bruce Phillips

                                            -----------------------------------
                                            Kim Phillips


          4,645                             -----------------------------------
                                            Anthony Prezzamolo


            930                             -----------------------------------
                                            Ray Stromback


          1,162                             -----------------------------------
                                            Stephen R. Day


          4,645                             -----------------------------------
                                            Isaac Abolafia


          4,645                             -----------------------------------
                                            Anthony Musto

                SIGNATURE PAGE TO NOTICE OF ELECTION AND CONSENT

          8,129                        Bruce R. and Jody A. Johnson, as
                                       tenants by the entirety

                                       ---------------------------------
                                       Bruce R. Johnson

                                       ---------------------------------
                                       Jody A. Johnson

          1,160                        ---------------------------------
                                       Clay S. Cunningham

          1,160                        ---------------------------------
                                       Albert A. DiClemente

          1,160                        ---------------------------------
                                       Neal Katz

          1,160                        ---------------------------------
                                       Brooke Jones

            928                        ---------------------------------
                                       John Murphy

          1,160                        ---------------------------------
                                       Mark J. Spizzirri

          1,160                        ----------------------------------
                                       DuRay E. Stromback, a Trustee under
                                       the DuRay E. Stromback Trust DTD
                                       December 2, 1982

                SIGNATURE PAGE TO NOTICE OF ELECTION AND CONSENT


            928                           -------------------------------
                                          Ray W. Stromback, a trustee under the
                                          Ray W. and Evelyn M. Stromback
                                          Living Trust DTD November 5, 1993

                                          John and Irene Passarelli JTWROS
          6,967
                                          --------------------------------
                                          John Passarelli

                                          --------------------------------
                                          Irene Passarelli

          2,324                           --------------------------------
                                          Philip J. Weiss, Trustee

          1,624                           --------------------------------
                                          Arthur J. Falcone, Sr.

                       NOTICE OF ELECTION AND CONSENT OF
                             HOLDERS OF COMMON STOCK

         Each of the undersigned holders (each of whom is hereinafter referred to as a "Holder" and all of whom collectively are hereinafter referred to as "Holders") of common stock of Transeastern Properties, Inc., a Florida corporation (the "Company"), understands that Cruttenden Roth Incorporated (the "Representative") and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by the Representative and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company and that the Underwriters propose to reoffer the Shares to the public (the "Public Offering").

This Notice of Election and Consent (the "Consent") relates to actions to be taken by Holders in connection with the proposed Public Offering including:

            (a) Notification to the Company by holders of Warrants to purchase Common Stock issued in conjunction with the issuance and sale of Common Stock (the "Warrants") of their intent to exercise the Warrants in full and to include a portion of the shares of Common Stock issued pursuant to the Purchase Agreement (as defined in Item 2 below) in the Public Offering;

            (b) The termination of certain agreements which were entered into at the time of the purchase of the Common Stock and Warrants;

            (c) Appointment of Edward W. Falcone and Gerardo M. Balboni II, as proxies to vote all Common Stock registered in the name of each Holder at any meeting at, or any action for which shareholder approval or consent is taken to approve the Specified Charter Amendments (as defined below) and the Plan (as defined below);

            (d) The execution of a Registration Rights Agreement in substantially the form of EXHIBIT A hereto; and

            (e) An Agreement to "lock up" shares of Common Stock after the Public Offering.

         In addition, in all cases, to the extent that any Holder has a right to vote on any of the actions set forth herein or to receive notice of such actions, this Consent will act as the authorization and consent of each Holder of such actions and as a waiver of such notice.

         ITEM REQUEST TO INCLUDE SHARES IN THE REGISTRATION AND PUBLIC OFFERING

         Each Holder hereby notifies the Company that such Holder intends to exercise, in full, the Warran held by such Holder, the exercise to be effective immediately prior to the effective date of the Registration Statement on Form S-1 filed by the Company in connection with the Public Offering (the "Registration Statement"). Each Holder does hereby request that the Representative include the number of shares of Common Stock (giving effect to the 8.2 for 1 stock split) set forth adjacent to the signature of such Holder in the registration and the Public Offering (such number of shares with respect to each undersigned to this Consent are the "Requested Shares"). Each Holder acknowledges that shareholders selling shares of Common Stock in the Public Offering will be required to sign certain agreements for the benefit of the Underwriters. If a limitation in the number of shares of Common Stock to be sold by selling shareholders in the Public Offering is required in the judgment of the Underwriters, the limitation shall be borne by all selling shareholders pro-rata. Each Holder waives any right: (a) to exclude from the Public Offering shares of Common Stock held by any other person (other than as set forth in this Item 1) and (b) to include a pro rata number of shares in the Underwriters' Over Allotment Option. Except as set forth in this Item 1, each Holder hereby waives all registration rights it may have with respect to the Company's securities. The Company acknowledges that the Company will pay all Registration Expenses, (as such term is defined in the Purchase Agreement which is as defined below) and the Holders acknowledge that the Holders shall pay the Selling Expenses (as such term is defined in the Purchase Agreement) attributable to the shares of Common Stock sold by the Holders in the Public Offering.

         ITEM TERMINATION OF CERTAIN AGREEMENTS

         Each Holder by affixing his, her or its signature to this Consent, consents to and agrees that the Common Stock and Warrant Purchase Agreement dated April 15, 1996, by and among the Company, the Holders, and Arthur J. Falcone, Edward W. Falcone, and Philip Cucci, Jr. (the "Purchase Agreement) contains provisions which, at the closing of the Public Offering, would no longer be in the best interest of the Company and are no longer desired by the Holder. Accordingly, each Holder agrees to the termination and cancellation of the Purchase Agreement with such cancellation to be effective without any further action by the Company or any Holder, immediately prior to the effective date of the Registration Statement.

         ITEM LOCK UP AGREEMENT

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, each Holder hereby irrevocably agrees that without the prior written consent of Cruttenden Roth Incorporated (which consent may be withheld in its sole discretion) such Holder will not sell, offer to sell, solicit an offer to buy, contract to sell, loan, pledge, grant any option to purchase, exercise a warrant or option to purchase, shares of Common Stock or otherwise exercise, transfer, or dispose of (collectively, a "Disposition"), any other securities convertible into or exercisable or exchangeable for Common Stock (collectively, "Securities"), now owned or hereafter acquired by such Holder or with respect to which such Holder has or hereafter acquires the power of disposition, for a period of 180 days after the date of the final Prospectus relating to the Public Offering of the Shares to the public by the Underwriters (the "Lock-Up Period"). The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge, or other transaction which is designed to, or which may reasonably be expected to lead to or result in Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than such Holder. Such prohibited hedging, pledge or other transactions would include without limitation, any short sale (whether or not against the box), any pledge of Securities covering an obligation that matures, or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

         Not withstanding the foregoing, each Holder may (a) exercise (on a cash or cashless basis, whether in a traditional cashless exercise or in a "brokers" cashless exercise) options to purchase Common Stock outstanding on the date hereof, it being understood, however, that the shares of Common Stock received (net of shares sold by or on behalf of such Holder in a "brokers" cashless exercise or shares delivered to the Company in a traditional cashless exercise thereof) by such Holder upon exercise thereof shall be subject to the terms of this Item 3 of this Consent, (b) transfer shares of Common Stock or Securities during such Holder's lifetime by bona fide gift or upon death by will or intestacy, provided that any transferee agrees to be bound by the terms of Item 3 of this Consent, and (c) transfer or otherwise dispose of shares of Common Stock or Securities as a distribution to limited partners or shareholders of such Holder, provided that the distributees thereof agree to be bound by the terms of Item 3 of this Consent.

         Each Holder understands that the Underwriters will rely upon the representations set forth in this Lock-Up Agreement in proceeding with the Public Offering. Each Holder agrees that the successors, assigns, heirs, personal and legal representatives of such Holder, shall be bound by this Agreement. Furthermore, each Holder hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the such Holder except in compliance with this Lock-Up Agreement. It is understood that, if the Underwriting Agreement does not become effective prior to December 31, 1996 (the "Expiration Date"), or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the obligations under Item 3 of this Consent shall automatically terminate and be of no further force and effect.

         ITEM WAIVER OF NOTICE

         Each Holder, by affixing his, her or its signature to this Consent, hereby waives advance notice of all actions described in this Consent required under any of the Purchase Agreement, the Warrants, the Company's Amended and Restated Articles of Incorporation, and the Company's Bylaws.

         ITEM WAIVER OF DEFAULTS UNDER THE COMPANY AGREEMENTS AND WARRANTS

         Each Holder by affixing his, her or its signature to this Consent, hereby waives any and all defaults by the Company under the Purchase Agreement, the Company's Amended and Restated Articles of Incorporation, the Company's Bylaws, and the Warrants held by each Holder. Each Holder acknowledges that all dividends in respect of Common Shares due and payable on or before the date hereof have been paid, and that all anti-dilution adjustments which have accrued on or before the date hereof have been made, and to the extent not made, are hereby waived.

         ITEM CASHLESS EXERCISE OF WARRANTS

         In consideration of the execution and delivery of this Consent, the Company hereby agrees that each Holder may exercise the Warrant held by such Holder, by a cashless exercise to permit "tacking" of the holding period of the Warrants to the shares of Common Stock issued upon exercise of the Warrants. The exercise will be effective immediately prior to the effective date of the Registration Statement. The exercise price shall be paid by a reduction of the number of shares of Common Stock issued upon exercise of each Warrant. The number of shares to be retained by the Company in payment of the exercise price shall be equal to the quotient of (x) the entire price of $.01 MULTIPLIED BY the stated number of shares issuable upon exercise of such Warrant DIVIDED BY (y) $10.00. At the closing of the Public Offering the Company will deliver certificates evidencing the shares of Common Stock issued upon exercise of the Warrants with the legend required by Section 7.2 of the Warrant.

         ITEM ADOPTION OF STOCK OPTION PLAN

         The Company plans to establish a stock option plan (the "Plan") in preparation of the Public Offering. The Plan will become effective upon its adoption by the Company's Board of Directors and shareholders, provided that any options granted thereunder shall not vest until the closing of the Public Offering. Subject to the closing of the Public Offering on or before the Expiration Date, each Holder hereby waives: (a) the 10,000 share limitation provided in Section 6.14 of the Purchase Agreement relating to the number of shares which may be issued upon exercise of stock options; (b) all anti-dilution adjustments under the Warrants relating to the establishment of the Plan, and
(c) the grant of all options thereunder, including the grant of options which do not conform to the requirements of Section 6.14 of the Purchase Agreement.

         ITEM PROXY TO APPROVE SPECIFIED CHARTER AMENDMENTS AND STOCK OPTION
PLAN

         Each Holder does hereby make, constitute, and appoint, Edward W. Falcone and Gerardo M. Balboni II, as agent and proxy of each Holder, with full power of substitution in the premises, to vote and exercise all consensual and voting rights with respect to all shares of

Common Stock of the Company registered in the name of each Holder on the stock transfer books of the Company, at each meeting of shareholders and to execute any written consent of shareholders of the Company, with all power which the Holders would possess if personally present, PROVIDED HOWEVER, that the matters for which this proxy is valid are strictly limited to (a) approval of the Specified Charter Amendments and (b) the approval of the Plan, and PROVIDED FURTHER that the effectiveness of the approval of the Specified Charter Amendments and the Plan shall be conditioned upon the closing of the Public Offering on or before the Expiration Date, and resolutions shall provide that if the Public Offering is not closed on or before the Expiration Date, that any actions which were approved by this proxy shall be null and void and of no force and effect. As used herein, the term "Specified Charter Amendments" means, any amendment to the Articles of Incorporation or Bylaws of the Company adopted in connection with the Public Offering that (a) effects any stock split (provided that the number of shares issuable upon exercise of the Warrants is adjusted to reflect the stock split), (b) provides for exculpation or indemnification of directors, (c) authorizes a staggered board of directors, (d) increases the number of authorized shares, (e) requires advance notice for the nomination of directors, (f) provides for limitations on the rights of shareholders to call shareholder meetings, (g) authorizes a name change of the Company, (h) authorizes amended and restated Bylaws, or (i), authorizes other changes to the Articles of Incorporation or Bylaws that do not otherwise adversely affect the rights of the Holders.

         This Proxy shall terminate upon the first to occur of (a) the closing of the Public Offering, or (b) the Expiration Date. Each Holder hereby revokes any proxy or proxies heretofore given to vote such shares of Common Stock. Each Holder further agrees, until the first to occur of the closing of the Public Offering or the Expiration Date, to vote, or provide a consent with respect to, his, her or its shares of Common Stock in favor of the Specified Charter Amendments and the Plan and the Restated Bylaws.

         ITEM REGISTRATION RIGHTS AGREEMENT

         The signature pages to this Consent shall act as the signature pages of the Holders to the Registration Rights Agreement in substantially the form of EXHIBIT A hereto, together with such changes as may be made and approved by Balboni Ashley & Schoenberg LLC, counsel to the Holders.

         This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same Consent.

         IN THE EVENT THE PUBLIC OFFERING DOES NOT CLOSE BEFORE THE EXPIRATION DATE, THE COMMON STOCK SHALL REMAIN OUTSTANDING; THE COMPANY SHALL REISSUE THE WARRANTS EXERCISED IN ITEM 1 OF THIS CONSENT (AGAINST DELIVERY OF ALL COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANTS); ALL TERMINATIONS AND CANCELLATIONS IN ITEM 2 OF THIS CONSENT SHALL BE NULL AND VOID; AND ALL WAIVERS IN ITEM 5 OF THIS CONSENT SHALL BE NULL AND VOID. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS CONSENT, THE HOLDERS OF WARRANTS SHALL BE PLACED IN THE SAME POSITION WITH RESPECT TO ANTI-DILUTION RIGHTS AS THEY HAD BEFORE THE REGISTRATION STATEMENT AND CONTEMPLATION OF THE PUBLIC OFFERING.

         IN WITNESS WHEREOF, the Company and the Holders hereunto set their hands as of the 12th day of September, 1996.

                                TRANSEASTERN PROPERTIES, INC

                                By:

                                Edward W. Falcone, Executive Vice President

                      [SIGNATURE PAGES OF HOLDERS ATTACHED]

                SIGNATURE PAGE TO NOTICE OF ELECTION AND CONSENT

       REQUESTED SHARES                   SHAREHOLDER

            10,734

                          Robert J. Falcone, trustee of the Robert J. Falcone Revocable Living Trust DTD September 1, 1993

             1,000        John Cucci


             1,000        Bill Mitchell

            30,000        Anthony Ciabattoni